UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	December 16, 2004

Minden Bancorp, Inc. (Exact Name of Registrant as Specified in Its Charter)

United States (State or Other Jurisdiction of Incorporation)	000-49882 (Commission File Number)	13-4203146 (IRS Employer Identification No.)

415 Main Street, Minden, Louisiana (Address of Principal Executive Offices)	71058 (Zip Code)

(Registrant's Telephone Number, Including Area Code)	(318) 377-0523

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

        On December 16, 2004,Minden Building & Loan Association, a wholly owned subsidiary of Minden Bancorp, Inc. (The “Company”) announced the purchase of a 12.85 acre tract of land located on Homer Road in Minden, LA..

        For additional information, reference is made to the Company’s press release dated December 16, 2004, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be “filed” for any purpose.

ITEM 9.01 Financial Statements and Exhibits

(a) (b) (c)	Not applicable. Not applicable. Exhibits

The following exhibit is filed herewith.

Exhibit Number	Description
99.1	Press Release dated December 16, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 16, 2004	MINDEN BANCORP, INC. By: /s/ Becky T. Harell Becky T. Harrell Treasurer and Chief Financial Officer